Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Microwave Filter Company, Inc. (the “Company”) on Form 10-K for the period ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Paul W. Mears, Chief Executive Officer, and Richard L. Jones, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 9, 2016	/s/ Paul W. Mears
Paul W. Mears
Chief Executive Officer

Dated: December 9, 2016	/s/ Richard L. Jones
Richard L. Jones
Chief Financial Officer